SUBSIDIARIES OF STORA ENSO OYJ

Company	Country of Incorporation	Ownership
		(%)
AB Nykvarns Bruk	Sweden	100.00
AB Siefvert & Fornander	Sweden	100.00
Activation Sweden AB	Sweden	91.00
Alluma SA	Belgium	100.00
Altpapier Verw Wattenschied GmbH	Germany	100.00
AS Forestex	Estonia	100.00
AS Imavere Saeveski	Estonia	96.19
AS Näpi Saeveski	Estonia	100.00
AS Paikuse Saeveski	Estonia	100.00
AS Papyrus (Paberi)	Estonia	100.00
AS Sauga Saeveski	Estonia	100.00
AS Stora Enso Mets	Estonia	100.00
AS Tallinna Paberibörs	Estonia	100.00
AS Viljandi Liimpuit	Estonia	100.00
As. Oy Hanhirinne	Finland	78.48
As. Oy Kemin Hepolanrivit	Finland	100.00
As. Oy Kemin Kuusikonrivit	Finland	100.00
As. Oy Kemin Rytitornit	Finland	100.00
As. Oy Kemin Teponrivit	Finland	100.00
As. Oy Kivisentie 2	Finland	100.00
As. Oy Kotkan Alahovintie 9	Finland	70.00
As. Oy Kotkan Norska	Finland	100.00
As. Oy Nurmeksen Oravarivi	Finland	100.00
As. Oy Petronrinne	Finland	75.78
As. Oy Ruonantie 1	Finland	77.03
As. Oy Ruonantie 2,4,6,8	Finland	98.19
Asunto Oy Kotkan Sapokan Talot	Finland	97.20
Asunto Oy Vehkalahden Summan Torni	Finland	100.00
Berghuizer Papierfabriek N.V.	Netherlands	100.00
Bergslagets Bostads AB	Sweden	100.00
Bergvik Skog AB	Sweden	100.00
Bergvik Skog Väst AB (Kopparskog)	Sweden	100.00
Bäcke Emballage AB	Sweden	100.00
Carl Emil AS	Norway	100.00
Carl Emil Bergen AS	Norway	100.00
Carl Emil Stavanger AS	Norway	100.00
Cartiberia SA	Spain	100.00
Cefortia AB	Sweden	100.00
Celbinave Ltda	Portugal	99.70
Celulose Beira Industrial (Celbi) SA (Portugal)	Portugal	100.00
Chai Narai Co Ltd	Thailand	49.00
Cogeneration Plant SL	Spain	100.00
CONDEPCO Inc.	United States	100.00
Consolidated Papers Int. Leasing L.L.C.	United States	100.00
Consolidated Water Power Co.	United States	100.00
Corenso (UK) Ltd	United Kingdom	86.00
Corenso Edam B.V.	Netherlands	100.00
Corenso France SA	France	100.00

Company	Country of Incorporation	Ownership
		(%)
Corenso North America Corp.	United States	100.00
Corenso Svenska AB	Sweden	100.00
Corenso United (Deutschland) GmbH & Co. KG	Germany	71.00
Corenso United (Deutschland) Verwaltungs GmbH & Co. KG	Germany	100.00
Corenso United Oy Ltd	Finland	71.00
Corenso-Elfes GmbH & Co. KG	Germany	90.33
DIY Timber Ltd	United Kingdom	100.00
DJKN Förvaltnings AB	Sweden	100.00
Dormant Co	Sweden	100.00
Elfes Beteiligungs GmbH	Germany	90.33
Elva Sylvester AS	Estonia	100.00
Enocell Oy	Finland	98.74
Enotuhka Oy	Finland	100.00
Enso (UK) Ltd, Orpington	United Kingdom	100.00
Enso Alueverkko Oy	Finland	100.00
Enso International Softwoods BV	Netherlands	100.00
Enso Rose Ltd	United Kingdom	100.00
Euro Timber GmbH	Austria	100.00
Euro Timber Spol. s.r.o.	Slovakia	100.00
Fastbränsle AB	Sweden	100.00
Feldmühle Finance BV	Netherlands	100.00
Forestex Pärnu AS	Estonia	100.00
Forestex Türi AS	Estonia	100.00
Formeca Oy	Finland	51.00
Formwood Technologies AB	Sweden	100.00
Fortek AB (Stora Flight AB)	Sweden	75.00
Fortek Oy	Finland	75.00
Fotestex Tartu AS	Estonia	100.00
FPB Holding GmbH & Co. KG	Germany	100.00
Genecal SA	France	24.97
Guangxi Stora Enso Forestry Co Ltd	China	100.00
Hangzhou Corenso Hualun Paper Core Co. Ltd	China	51.00
Herman Andersson Oy	Finland	100.00
Hespol s.r.o.	Poland	100.00
Hiiu Puu AS	Estonia	100.00
Houtpak BV	Netherlands	100.00
Houttransport Amsterdam B.V.	Netherlands	100.00
Jet Interiör AB	Sweden	100.00
June Emballage AB	Sweden	100.00
Järvanpuu AS	Estonia	100.00
Karo Mets AS	Estonia	100.00
Kemijärven Sellu Oy	Finland	100.00
Keräyskuitu Oy	Finland	68.07
Kiint. Oy Alahovintie 8 A	Finland	100.00
Kiint. Oy Alakaappi	Finland	90.00
Kiint. Oy Enson Metsuritalot	Finland	99.50
Kiint. Oy Katajanokan Kanavaranta 1	Finland	100.00
Kiint. Oy Kotkan Peikonpolku 2	Finland	99.99
Kiint. Oy Pankapöllö	Finland	99.00
Kiint. Oy Vesuri	Finland	97.00

Company	Country of Incorporation	Ownership
		(%)
Kingiseppskoye Timber Co	Russia	75.02
Kirde Mets AS	Estonia	100.00
Kombi Voima Oy	Finland	100.00
Kopparland AB	Sweden	100.00
Koski Timber Oy	Finland	100.00
Krinari Mets AS	Estonia	100.00
Kurista Mets AS	Estonia	100.00
Kymenso Oy	Finland	100.00
L.P. Pacific Films Sdn. Bhd.	Malaysia	100.00
Lactopack Oy	Finland	100.00
Lamco Holzverarbeitungs GmbH	Austria	51.00
Laminating Papers Oy	Finland	100.00
Lumi Shipping Oy	Finland	100.00
Lumipaper Ltd	United Kingdom	100.00
Lumipaper N.V.	Belgium	100.00
Majetkova A.S.	Czech	99.05
Mandriladora Tolosana S.A.	Spain	77.30
M-Carrier AB	Sweden	100.00
Merivienti Oy	Finland	100.00
Mohed Emballage AB	Sweden	100.00
Newaygo Forest Products Ltd	Canada	100.00
Nikapa Oy	Finland	100.00
Nordic Forest Development Holdings	Singapore	100.00
Nuia Sylvester AS	Estonia	100.00
OOO Stora Enso Forest Administration	Russia	100.00
OOO Stora Enso Forest Border	Russia	100.00
OOO Stora Enso Forest Central	Russia	100.00
OOO Stora Enso Forest Nord	Russia	100.00
OOO Stora Enso Forest West	Russia	100.00
OOO Stora Enso Packaging KG	Russia	100.00
OOO Stora Enso Packaging VR	Russia	100.00
OOO Timos	Russia	100.00
OOO XT Productions	Russia	100.00
Oos Mets OÜ	Estonia	100.00
Oppboga AB	Sweden	100.00
Oulu Shipping Ltd	Cayman Islands	100.00
Oy Borgå Stuveri AB	Finland	100.00
Pakenso Sweden Holding AB	Sweden	100.00
Pakkaus-Piste Oy	Finland	100.00
Pappersgruppen AS	Norway	100.00
Papyrus A/S (HC Papier)	Denmark	100.00
Papyrus AB (Papyrus Merchants AB)	Sweden	100.00
Papyrus Belgium NV/SA (PB Papier SA)	Belgium	100.00
Papyrus BV (Lutkit & Smit)	Netherlands	100.00
Papyrus Distribution Ltd (Stora FP Holdings)	United Kingdom	100.00
Papyrus Finland Oy	Finland	100.00
Papyrus France (De Ruysscher) SA	France	100.00
Papyrus GB Ltd	United Kingdom	100.00
Papyrus Hungaria Rt	Hungary	100.00
Papyrus Network AB	Sweden	100.00
Papyrus Norge AS (Pappersgruppen AS)	Norway	100.00

Company	Country of Incorporation	Ownership
		(%)
Papyrus Sp.zoo (PN Papier)	Poland	100.00
Papyrus Sverige AB (Pappersgruppen)	Sweden	100.00
Pôlva Sylvester AS	Estonia	100.00
PSC Pulp Sales AG	Switzerland	99.88
PT Enso Forest Indonesia	Indonesia	100.00
PT Finnantara Intiga	Indonesia	67.00
Puidutehingud AS	Estonia	100.00
Pulp Sales Corporation Ltd (under liquidation)	United Kingdom	100.00
Puumatra Oy	Finland	100.00
Puumerkki AS	Estonia	100.00
Puumerkki Oy	Finland	100.00
Puumerkki SIA	Latvia	100.00
Pärnu Mets AS	Estonia	100.00
Rakennus AB	Sweden	100.00
Rakennusosakeyhtiö Tehtaanmäki	Finland	100.00
Rautsalon Kiinteistö Oy	Finland	100.00
SEDEL LLC	United States	100.00
Setless LLC	Russia	100.00
Setnord LLC	Russia	100.00
Setnovo LLC	Russia	100.00
Setrest Oy	Finland	100.00
SIA Forestex Latvia	Latvia	90.00
SIA Papyrus (Papirs)	Latvia	100.00
SIA RETS Baltic	Latvia	60.00
SIA Stora Enso Mez	Latvia	100.00
Siex Developpement SA	France	100.00
Skogsutveckling Syd AB	Sweden	100.00
Skutskärs Industriservice AB	Sweden	100.00
Sonda Sylvester AS	Estonia	100.00
Stora Billerud (UK) Group Holdings	United Kingdom	100.00
Stora Dormant AB	Sweden	100.00
Stora Enso Dalum A/S	Denmark	100.00
Stora Enso (HK) Ltd	Hong Kong	100.00
Stora Enso (Schweiz) GmbH	Switzerland	100.00
Stora Enso (Thailand) Co Ltd	Thailand	99.99
Stora Enso AB	Sweden	100.00
Stora Enso Argentina S.A.	Argentina	100.00
Stora Enso Australia PTY Ltd	Austria	100.00
Stora Enso Austria GmbH	Austria	100.00
Stora Enso Baienfurt GmbH & Co. KG	Germany	100.00
Stora Enso Baienfurt Verwaltungs GmbH	Germany	100.00
Stora Enso Barcelona S.A.	Spain	100.00
Stora Enso Belgium NV/SA	Belgium	100.00
Stora Enso Beteiligungen GmbH	Germany	100.00
Stora Enso Bois SA	France	99.97
Stora Enso Brasil Ltda	Brazil	100.00
Stora Enso Chile S.A.	Chile	100.00
Stora Enso China Holdings AB	Sweden	100.00
Stora Enso Corbehem SA	France	100.00
Stora Enso Danmark A/S	Denmark	100.00
Stora Enso Deutschland GmbH	Germany	100.00

Company	Country of Incorporation	Ownership
		(%)
Stora Enso Espana S.A.	Spain	100.00
Stora Enso Finance France SA	France	100.00
Stora Enso Financial Services S.A.	Belgium	100.00
Stora Enso Fine Paper AB	Sweden	100.00
Stora Enso Forest Central Europe GmbH	Germany	100.00
Stora Enso Forest Consulting Oy Ltd	Finland	100.00
Stora Enso Fors AB	Sweden	100.00
Stora Enso France S.A.	France	100.00
Stora Enso Försäkrings AB	Sweden	100.00
Stora Enso Grafic SA	Spain	100.00
Stora Enso Grycksbo AB	Sweden	100.00
Stora Enso Hellas AE	Greece	100.00
Stora Enso Holding France S.A.	France	100.00
Stora Enso Holdings UK Ltd (Kopparberg Ltd)	United Kingdom	100.00
Stora Enso Hungary Kft	Hungary	100.00
Stora Enso Hylte AB	Sweden	100.00
Stora Enso Industrial Finance S.A.	Belgium	100.00
Stora Enso Ingerois Oy	Finland	100.00
Stora Enso Interamericas, Inc.	United States	100.00
Stora Enso International Ltd	United Kingdom	100.00
Stora Enso Ireland Ltd	Ireland	100.00
Stora Enso Italia srl	Italy	100.00
Stora Enso Japan K.K.	Japan	100.00
Stora Enso Kabel GmbH + Co. KG	Germany	100.00
Stora Enso Kabel Verwaltungs GmbH	Germany	100.00
Stora Enso Korea Co Ltd	Korea	100.00
Stora Enso Kvarnsveden AB	Sweden	100.00
Stora Enso Langerbrugge N.V.	Belgium	100.00
Stora Enso Lubeck GmbH	Germany	100.00
Stora Enso Lumber Trading GmbH	Austria	100.00
Stora Enso Maxau Beteiligungen, GmbH	Germany	100.00
Stora Enso Maxau GmbH & Co. KG	Germany	100.00
Stora Enso Maxau Verwaltungs GmbH	Germany	100.00
Stora Enso Middle East FZ-LLC	United Arab Emirates	100.00
Stora Enso Miskas (Litforestry)	Lithuania	100.00
Stora Enso Nederland BV	Netherlands	100.00
Stora Enso Newton Kyme Ltd	United Kingdom	100.00
Stora Enso Norge A/S	Norway	100.00
Stora Enso North America Corp.	United States	100.00
Stora Enso North America Sales Corp.	United States	100.00
Stora Enso Nymölla AB	Sweden	100.00
Stora Enso Packaging AB	Sweden	100.00
Stora Enso Packaging Aps	Denmark	100.00
Stora Enso Packaging AS	Estonia	100.00
Stora Enso Packaging Kft	Hungary	100.00
Stora Enso Packaging Oy	Finland	100.00
Stora Enso Packaging SIA	Latvia	100.00
Stora Enso Packaging Sp.zo.o.	Poland	100.00
Stora Enso Packaging UAB	Lithuania	100.00
Stora Enso Pankakoski Oy	Finland	100.00
Stora Enso Paperboard AB (Wellpap 177)	Sweden	100.00

Company	Country of Incorporation	Ownership
		(%)
Stora Enso Polska Sp. z o.o.	Poland	100.00
Stora Enso Port Hawkesbury Ltd	Canada	100.00
Stora Enso Portugal Lda	Portugal	100.00
Stora Enso Praha s.r.o.	Czech	100.00
Stora Enso Publication Paper GmbH & Co. KG	Germany	100.00
Stora Enso Publication Paper Verwaltungs Gmbh	Germany	100.00
Stora Enso Publication Papers OyLtd	Finland	100.00
Stora Enso Pulp AB	Sweden	100.00
Stora Enso Reisholz GmbH + Co. KG	Germany	100.00
Stora Enso Reisholz Verwaltungs GmbH	Germany	100.00
Stora Enso Sachsen GmbH	Germany	100.00
Stora Enso Sales Finland Oy	Finland	100.00
Stora Enso Sarl	Luxemburg	100.00
Stora Enso Scandinavia AB	Sweden	100.00
Stora Enso Shop Oy	Finland	100.00
Stora Enso Singapore Pte Ltd	Singapore	100.00
Stora Enso Skog AB	Sweden	100.00
Stora Enso Skoghall AB	Sweden	100.00
Stora Enso SPb Ltd	Russia	100.00
Stora Enso Suzhou Paper Co Ltd	China	80.90
Stora Enso Teollisuustontit Oy	Finland	100.00
Stora Enso Timber (Deutschland) GmbH	Germany	100.00
Stora Enso Timber A/S (Launkalne)	Latvia	100.00
Stora Enso Timber AB	Sweden	100.00
Stora Enso Timber AG	Austria	100.00
Stora Enso Timber AS (Sylvester)	Estonia	66.00
Stora Enso Timber Australia Pty Ltd	Australia	51.00
Stora Enso Timber Bad St. Leonhard GmbH	Austria	99.89
Stora Enso Timber Holding AB	Sweden	100.00
Stora Enso Timber Nederland BV	Netherlands	100.00
Stora Enso Timber Oy Ltd	Finland	100.00
Stora Enso Timber Plana s.r.o	Czech	100.00
Stora Enso Timber Trading s.r.o.	Czech	100.00
Stora Enso Timber U.S. Corp.	United States	100.00
Stora Enso Timber UK Ltd	United Kingdom	100.00
Stora Enso Timber Zdirec s.r.o.	Czech	100.00
Stora Enso Trading (Shanghai) Co Ltd	China	100.00
Stora Enso Trae (Viggo Borch) A/S	Denmark	100.00
Stora Enso Transport & Distribution Ltd	United Kingdom	100.00
Stora Enso Transport and Distribution AB	Sweden	100.00
Stora Enso Transport and Distribution GmbH	Germany	100.00
Stora Enso Treasury Amsterdam BV	Netherlands	100.00
Stora Enso Treasury Stockholm AB	Sweden	100.00
Stora Enso Uetersen GmbH & Co. KG	Germany	100.00
Stora Enso Uetersen Verwaltungs GmbH	Germany	100.00
Stora Enso UK Ltd (Enso Marketing)	United Kingdom	100.00
Stora Enso Vermögensverwaltung GmbH	Germany	100.00
Stora Enso Verwaltungs GmbH	Germany	100.00
Stora Forestry Balti OÛ	Estonia	100.00
Stora Forestry Gdov JV	Russia	51.00
Stora Forestry Plus JV	Russia	51.00

Company	Country of Incorporation	Ownership
		(%)
Stora Forestry Strug JV	Russia	51.00
Stora Holding A/S	Denmark	100.00
Stora Kopparbergs Bergslags AB (Stora Trading AB)	Sweden	100.00
Stora Luxembourg Sarl	Luxemburg	100.00
Stora News AB	Sweden	100.00
Stora Pension Trust Ltd	United Kingdom	100.00
Stora Timber Benelux B.V.	Netherlands	100.00
Stora Timber Benelux Beheer BV	Netherlands	100.00
Stora Timber DHZ Production B.V.	Netherlands	100.00
Stora Timber Finance BV	Belgium	100.00
Stora Transport OOO	Russia	99.00
Sydved AB	Sweden	67.00
Sydved Energileveranser AB	Sweden	100.00
Sylvester Kiingi AS	Estonia	100.00
Tamrest Oy	Finland	100.00
Thai Stora Enso Agroforestry Co Ltd	Thailand	99.99
Top Sylvester AS	Estonia	100.00
UAB Papyrus Distribution (Kylix)	Lithuania	100.00
UAB Stora Enso Timber (Alytus UAB)	Lithuania	100.00
Vakuutusosakeyhtiö Pankavara	Finland	100.00
Valga Mets AS	Estonia	100.00
Varenso Oy	Finland	100.00
Venapuu Oy	Finland	100.00
Viveiros Ltda	Portugal	99.70
Woodpax Ltd	United Kingdom	100.00
Vôru Sylvester AS	Estonia	100.00
ZAO Stora Enso	Russia	100.00
ZAO Stora Enso Packaging	Russia	100.00
ZAO Stora Impex	Russia	100.00